Exhibit 10.9.3

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is entered into as of December 5, 2012 by and between CDS BUSINESS SERVICES, INC, (“Borrower”) a Delaware corporation, the Lenders signatory hereto (each a “Lender” and collectively the “Lenders”) and STERLING NATIONAL BANK in its capacity as administrative and collateral agent (“Agent”).

BACKGROUND

Borrower, Agent and Lender are parties to a Loan and Security Agreement dated as of February 28, 2011, (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders provide Borrower with certain financial accommodations.

Borrower has requested that Agent and Lenders make certain amendments to the Loan Agreement and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a) The following defined terms are added to Annex 1 of the Loan Agreement in their appropriate alphabetical order:

“Amendment No. 1” shall mean the Amendment No. 1 to this Agreement dated as of December 5, 2012 by and among Borrower, Agent and Lenders.

“Amendment No. 1 Effective Date” shall mean December 5, 2012.

“Accordion Conditions” means (i) Borrower shall submit a request to Agent in writing that the Maximum Facility be increased to $15,000,000, (ii) Borrower shall have submitted updated financial projections and a budget to Agent, in form and substance satisfactory to Agent in its sole discretion, at least

30 days prior making the request referred to in clause (i) above, (iii) Borrower has fully complied with all of its respective obligations under each Loan Document to which such Borrower is a party; (iv) no Default or Event of Default has occurred; (v) the Borrowers are in full compliance with all financial covenants applicable to it under this Agreement; (vi) immediately prior to making the request referred to in clause (i) above, (x) the Leverage Ratio shall be less than 6.50 to 1.00 and (y) the Tangible Net Worth of Borrower shall be no less than $1,250,000, as each is determined by Agent in its sole discretion, (vii) Borrower shall have executed and delivered to Agent an amended and restated note in the form attached hereto as Exhibit A and (viii) the Borrower has satisfied such other terms and conditions as the Agent shall have established in its sole discretion.

(b) The following defined terms set forth in Annex II of the Loan Agreement are amended in their entirety to provide as follows:

“Maturity Date” means February 28, 2016 provided, that, prior to the Maturity Date, Agent in its sole and absolute discretion shall have the right to renew (a “Renewal”) the facility on each annual anniversary (an “Anniversary Date”). Each Renewal shall be made by the Agent no later than ninety (90) days prior to each Anniversary Date. If Agent decides not to issue a Renewal in respect of any Anniversary Date, Agent shall send to Borrower a written notice, no later than ninety (90) days prior to such Anniversary Date, stating that a Renewal has not been issued and such Anniversary Date is now the Maturity Date.

“Maximum Facility Amounts” means (a) at all times prior to the date on which the Accordion Conditions have been satisfied, $10,000,000 and (b) at all times on or after the date on which the Accordion Conditions have been satisfied, $15,000,000.

(c) Clause (b)(ii) of Section 14 set forth in Annex II of the Loan Agreement is hereby amended in its entirety to provide as follows:

“(ii) Net Loss. Newtek shall (i) as of the end of each of the first three fiscal quarters of each fiscal year, suffer no loss in excess of $50,000 in the aggregate for the then-elapsed portion of such fiscal year and (ii) suffer no after-tax loss as of and for the end of each fiscal year, in each case as determined in accordance with GAAP provided, that, commencing on December 31, 2012, depreciation and accrued interest on Subordinated Indebtedness shall not be used in this calculation as an add-back to net income.”

(d) Partial Release of Guarantor Cash Collateral. (i) So long as no Default or Event of Default has occurred and (ii) the amount of (x) the Borrowing Base and (y) the Maximum Facility Amount minus the LC Obligations, exceed, in the case of each of clauses (x) and (y), $150,000 for a period of the thirty (30) immediately previous Business Days, upon the written request of Borrower and

Guarantor, the Agent shall remit to Guarantor a portion of the Guarantor Cash Collateral so that after such remittance the balance of the Guarantor Cash Collateral is at least $375,000. Any such written request may be made on only one occasion.

3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction, in form and substance satisfactory to Agent and its counsel, of the following conditions precedent: (i) Agent shall have received four (4) copies of this Amendment and (ii) receipt by Agent of the following documents:

(a) good standing certificates for Borrower and Guarantor issued by the Secretary of States of their formation;

(b) resolutions of Borrower and Guarantor governing body authorizing the execution of this Amendment, the documents related thereto and their performance pursuant thereto, certified by their respective secretaries and being true, correct, complete and in effect as of the execution hereof and in form and substance satisfactory to Agent;

(c) a copy of the Borrower’s and Guarantor’s organizational documents amended, changed or otherwise supplemented since February 28, 2011, certified by their respective secretaries as being true, correct, complete and in effect;

(d) an incumbency certificate for Borrower and Guarantor, showing the names of the officers, directors, and equity holders of Borrower and Guarantor;

(e) fully executed amendments to each of the Subordination Agreements and the related subordinated debt documents in form and substance satisfactory to Agent; and

(f) such other documents, instruments, records, opinions, assurances and papers relating to Borrower and Guarantor as Agent or its counsel may reasonably require, all in form and substance satisfactory to Agent and its counsel.

4. Representations and Warranties. Borrower hereby represents and warrants as follows:

(a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and is enforceable against Borrower in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

5. Effect on the Loan Agreement.

(a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and, as more fully described herein, are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

9. Reaffirmation and Ratification. As a condition to Agent and Lenders entering into this Amendment, continuing to provide financial accommodations to Borrower and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Borrower hereby:

(a) Acknowledges that the Loan Agreement has been amended by this Amendment as of the Amendment No. 1 Effective Date; and

(b) Acknowledges and confirms that notwithstanding the execution of this Amendment and the consummation of the transactions contemplated hereby or any other facts or circumstances (a) all terms and provisions contained in the guaranties and the

Loan Documents to which such Person is a party, are, and shall remain, in full force and effect in accordance with their respective terms as the same may have been amended and/or restated in connection with the transactions contemplated by this Amendment including, without limitation, the increase in the dollar amount of the Obligations and (b) the security interests and liens heretofore granted, pledged and/or assigned as security for such Person’s obligations to Agent and Lenders shall not be impaired, limited or affected in any manner whatsoever by reason of such Person entering into this Amendment; and

(c) Represents, warrants, and confirms the non-existence of any offsets, defenses, or counterclaims to its respective obligations under the Loan Documents or other documents to which such Person is a party; and

(d) Acknowledges and confirms that any security interests and liens heretofore granted, pledged and/or assigned as security to Agent for its benefit and the benefit of Lenders under the Loan Agreement and the other Loan Documents continue in full force and effect in favor of Lender; and

(e) Releases, remises, acquits and forever discharges Agent, each Lender and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary entities, parent entities, and related divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to Loan Agreement and the other Loan Documents (all of the foregoing hereinafter called the “Released Matters”). Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

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IN WITNESS WHEREOF, the undersigned has set their hands or caused these presents to be executed by their proper corporate officers the day and year first above written.

WITNESS:	CDS BUSINESS SERVICES, INC.

/s/ Leah Sanders	By:	/s/ David A. Leone
		Name:	David Leone
		Title:	President and COO

AGENT AND LENDER:

STERLING NATIONAL BANK, AS AGENT AND LENDER

	By:	/s/ Leonard Rudolph
		Name:	Leonard Rudolph
		Title:	SVP

REAFFIRMATION, ACKNOLEDGEMENT, AND CONSENT OF GUARANTOR

The undersigned heretofore executed and delivered to the Agent and the Lenders one or more Loan Documents in support of the Obligations, referred to above. The undersigned hereby acknowledges and consents to the Amendment No. 1 as set forth above and agrees to be bound thereby and confirms that the Loan Documents executed by it, and all of the obligations of the undersigned thereunder, remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any amendment or modification to the Loan Agreement or any of the Loan Documents referred to therein shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the Agent and the Lenders are relying on the assurances provided herein in entering into the Amendment No. 1 set forth above and maintaining credit outstanding to the Borrower.

WITNESS:	NEWTEK BUSINESS SERVICES, INC.

/s/ Leah Sanders	By:	/s/ Barry Sloane
		Name:	Barry Sloane
		Title:	CEO

REAFFIRMATION, ACKNOLEDGEMENT, AND CONSENT OF JUNIOR CREDITOR

Each of the undersigned heretofore executed and delivered to the Agent and the Lenders one or more Loan Documents in support of the Obligations, referred to above. Each of the undersigned hereby acknowledges and consents to the Amendment No. 1 as set forth above and agrees to be bound thereby and confirms that the Loan Documents executed by it, and all of the obligations of the undersigned thereunder, remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any amendment of modification to the Loan Agreement or any of the Loan Documents referred to therein shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the Agent and the Lenders are relying on the assurances provided herein in entering into the Amendment No. 1 set forth above and maintaining credit outstanding to the Borrower.

WITNESS:	WILSHIRE NEW YORK PARTNERS IV, LLC

/s/ Leah Sanders	By:	/s/ Barry Sloane
		Name:	Barry Sloane
		Title:	CEO

WITNESS:	WILSHIRE NEW YORK PARTNERS V, LLC

/s/ Leah Sanders	By:	/s/ Barry Sloane
		Name:	Barry Sloane
		Title:	CEO

WITNESS:	NEWTEK BUSINESS SERVICES, INC.

/s/ Leah Sanders	By:	/s/ Barry Sloane
		Name:	Barry Sloane
		Title:	CEO

Exhibit A

Form of Amended and Restated Note

See attached.